CMA MASSACHUSETTS
MUNICIPAL MONEY FUND



Semi-Annual Report

September 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.



CMA Massachusetts
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                               #11283 -- 9/97



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TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 1997, CMA Massachusetts Municipal Money Fund paid shareholders a net annualized yield of 3.03%*. As of September 30, 1997, the Fund's 7-day yield was 3.24%.

Economic Environment and
Investment Strategy
The commonwealth of Massachusetts' economy continued to exhibit above-average growth during the six-month period ended September 30, 1997. With consumer confidence in Massachusetts at its highest point since the early 1990s and income growth once again above the national average, economic strength has been distributed across an array of sectors. The housing sector, which has been one beneficiary of the positive economic conditions, has experienced new highs in house prices in many areas around the Boston area. Broad-based employment growth in Massachusetts is currently at 2.3%, which is just above the national average. This growth has translated into seasonally adjusted unemployment levels for the period being reported below the national average, which is in the 4% range. The one caveat to the economic growth is that the Massachusetts economy is becoming increasingly supply constrained. Labor shortages, which were once limited to highly skilled occupations, are now being reported for unskilled occupations. With one of the highest costs of living in the country, Massachusetts is unable to attract a net flow of migrants into the state. Thus, the commonwealth's job growth is likely to slow, simply because enough workers cannot be found for the jobs that are open.

Governor Weld, who resigned his post as Governor to pursue an ambassadorship bid to Mexico, signed his final budget during the six-month period. The total 1998 fiscal budget amounted to $18.4 billion and represented the commonwealth's eighth consecutive balanced budget. This 1998 fiscal budget increases spending by 3.8% over last year's budget and includes increases of $259 million for education reform, $288 million more in aid to cities and towns and about $50 million for higher education. In addition, newly appointed acting Governor Cellucci, recognizing the commonwealth's positive economic situation, proposed a bill which would reduce personal income taxes over four years to 5% from 5.95%.

The strong economic growth experienced by the commonwealth continued to translate into positive revenue streams. Total revenue collections for fiscal year 1997 were $12.9 billion, which exceeded budget estimates by 2.8% and the comparable period last year by 6.7%. In addition, through the first three months of fiscal year 1998 total revenue collections amounted to $3.1 billion, or 7.4% above the comparable period last year. This strong revenue stream continued to provide the commonwealth with enough cushion to limit borrowing in the short-term municipal market. This borrowing was limited to issuing $271 million in variable rate demand notes to finance daily operations and pay down $240 million in outstanding June short-term municipal notes. Positive economic growth also continued to translate into reduced borrowings by the various Massachusetts municipalities which registered a moderate $982 million for the six-month period ended September 30, 1997.

As discussed in our March 31, 1997 letter to shareholders, CMA Massachusetts Municipal Money Fund had adopted a defensive approach to the market. In April, we had allowed the Fund's average life to decline to the 35-day range as we prepared to meet tax-related redemptions by replacing maturing short-term municipal notes with variable rate demand notes (VRDNs). This strategy benefited the Fund as the seasonal effect of low subscriptions and high redemptions, combined with a large inventory of dealer held VRDN products, contributed to attractive VRDN yields.

In May and June, supply imbalances were no different than in April. Combined with a mixture of economic data and an uncertain Federal Reserve Board (FRB) monetary policy, other than for diversification purposes, there was little incentive to participate in the one-year municipal note market. During the first three months of the period ended September 30, 1997, we selectively purchased six-month municipal note maturities for diversification purposes as yields on one-year municipal notes were only marginally higher. In July, larger money fund subscriptions combined with large corporate demand allowed the municipal yield curve to shift as VRDN yields were maintained below municipal note and commercial paper levels. In addition, despite continued economic strength, inflationary data remained subdued, and the FRB remained on the sidelines. This combination of factors gave investors renewed confidence, which allowed the Treasury market to rally and interest rates in the six-month and one-year sectors to fall approximately 20 basis points and 45 basis points (0.20% and 0.45%), respectively. This rally in the Treasury market forced municipal market investors to scramble to extend their average life as yields on one-year notes declined approximately 10 basis points--15 basis points. We changed our strategy to a more neutral approach by selectively purchasing longer-dated municipal notes, increasing the average portfolio maturity to the 60-day range. This strategy was continued throughout August and September with little incentive to deviate from it.

Looking ahead, we expect to continue to maintain a neutral approach to the market, selectively participating in the longer-dated municipal note market. Despite the FRB's reluctance to change monetary policy thus far and inconclusive economic data, we will proceed cautiously as employment reports continue to suggest that tight labor conditions exist. These tight labor conditions combined with the potential of increased economic activity created by low interest rates could ultimately pose an inflation threat and force the FRB to increase interest rates. We will continue to monitor and adjust our market strategy as economic conditions change. However, we expect that the commonwealth's strong economic performance will reduce short-term note issuance. We continue to closely monitor credit quality while seeking an attractive tax-exempt yield for our shareholders.

In Conclusion
We thank you for your support of CMA Massachusetts Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/KEVIN A. SCHIATTA
Kevin A. Schiatta
Vice President and Portfolio Manager

November 3, 1997

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.





CMA Massachusetts Municipal Money Fund
Schedule of Investments as of September 30, 1997                                                                   (in Thousands)

                         Face                                                                                           Value
State                   Amount                                   Issue                                                (Note 1a)

Massachusetts --        $2,950      Boston, Massachusetts, IDR (Boston Seafood Distribution Center Inc.
99.4%                               Project), VRDN, AMT, 4.10% due 1/01/2022 (a)                                        $2,950
                         2,800      Boston, Massachusetts, Industrial Development Financing Authority,
                                    Industrial Revenue Bonds (Acme Bookbinding Co., Inc.), VRDN, AMT,
                                    3.95% due 9/01/2006 (a)                                                              2,800
                         5,000      Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, VRDN,
                                    Series SG-75, 4.20% due 11/01/2019 (a)(c)                                            5,000
                         3,400      Central Berkshire, Massachusetts, Regional School District, BAN, 4.25% due
                                    7/15/1998                                                                            3,406
                         2,000      Clipper Tax-Exempt Trust 1994-2, VRDN, Class A, 3.89% due 10/17/2002 (a)             2,000
                                    Eagle Tax-Exempt Trust, Massachusetts, GO, Series 93A, VRDN (a):
                         1,900      4.18% due 2/01/2006                                                                  1,900
                         9,200      4.18% due 2/01/2011                                                                  9,200
                         7,578      Falmouth, Massachusetts, BAN, UT, 4% due 11/14/1997                                  7,580
                         2,750      Fitchburg, Massachusetts, BAN, 4.25% due 6/05/1998                                   2,754
                                    Gloucester, Massachusetts:
                         5,000      BAN, 4% due 8/07/1998                                                                5,005
                         2,155      SAAN, 3.96% due 11/06/1997                                                           2,155
                         5,000      Lynn, Massachusetts, BAN, 4.10% due 4/14/1998                                        5,007
                         3,245      Lynn, Massachusetts, Water and Sewer Commission, BAN, UT, Series A,
                                    4.25% due 10/08/1997                                                                 3,245
                         4,500      Malden, Massachusetts, BAN, 4% due 11/03/1997                                        4,501
                         5,000      Massachusetts State, GO, VRDN, Series SG-38, 4.20% due 8/01/2014 (a)(c)              5,000
                         5,400      Massachusetts State, HFA, Housing Revenue Bonds, Series 50, 3.90%
                                    due 6/01/1998                                                                        5,400
                         3,900      Massachusetts State, HFA, M/F Housing Project, Refunding, VRDN, Series A,
                                    3.90% due 1/15/2010 (a)(b)                                                           3,900
                                    Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
                         8,500      (Boston University), CP, Series H, 3.80% due 1/21/1998                               8,500
                         5,500      (Partners Healthcare System), VRDN, 4.05% due 7/01/2027 (a)(d)                       5,500
                         7,193      (Williams College), VRDN, Series E, 4.15% due 8/01/2014 (a)                          7,193
                         1,300      Massachusetts State Industrial Finance Agency, Cultural, Health and
                                    Educational Revenue Bonds (Berkshire Project), VRDN, 3.95% due
                                    9/01/2020 (a)                                                                        1,300
                         3,600      Massachusetts State Industrial Finance Agency, Health Care Facility
                                    Revenue Bonds (Beverly Enterprises, Inc.), VRDN, 4% due 4/01/2009 (a)                3,600
                                    Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds:
                         3,150      (James F. and Judith Matthews Issue), AMT, 3.90% due 9/01/2013                       3,150
                         3,150      (Matco Electric Group Inc. Issue), AMT, 3.90% due 9/01/2004                          3,150
                         5,500      (New England Power Company Project), CP, 3.80% due 10/14/1997                        5,500
                                    Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds,
                                    VRDN (a):
                         3,400      (225 Bodwell Corp. Project), AMT, 4.15% due 7/01/2017                                3,400
                         3,390      (AFC Cable Systems Inc.), AMT, 3.95% due 7/01/2016                                   3,390
                         1,000      (America Technology Corp. & RDL Holdings Ltd. Project), AMT,
                                    4.15% due 8/01/2022                                                                  1,000
                         2,000      (BBB Esq. LLC), AMT, Series B, 4.15% due 12/01/2016                                  2,000
                         1,700      (Carand Realty Trust), AMT, 4.05% due 5/01/2017                                      1,700
                         3,700      (Foilmark Manufacturing), AMT, Series A, 4.10% due 6/01/2010                         3,700
                         3,990      (The Gem Group Inc.), AMT, 3.95% due 7/01/2016                                       3,990
                         2,300      (The KMS Companies Issue), AMT, 4.05% due 5/01/2016                                  2,300
                         1,000      (Mercer Paper Tube Corp.), AMT, 4.25% due 11/01/2011                                 1,000
                         7,180      (Performance Corrugated Inc. Project), AMT, 4.25% due 3/01/2009                      7,180
                         1,455      Refunding (Easy Day Realty Trust Project), Series A, 4.05% due 7/01/2006             1,455
                         3,290      Refunding (New England Biolabs), AMT, 4.15% due 3/01/2016                            3,290
                         3,350      (Telcom USA Inc.), AMT, Series A, 3.95% due 8/01/2016                                3,350
                         3,155      (William F. Rogers Issue), AMT, Series B, 3.95% due 11/01/2006                       3,155
                         4,895      (ZBR Limited Partnership), AMT, 3.95% due 4/15/2015                                  4,895
                         1,500      (ZBR Limited Partnership), AMT, 3.95% due 4/15/2017                                  1,500
                                    Massachusetts State Industrial Finance Agency, PCR, VRDN (a):
                         4,000      (Holyoke Water & Power Company Project), AMT, 4.05% due
                                    12/01/2020                                                                           4,000
                         2,000      Refunding (New England Power Company Project), 4.05% due 10/01/2022                  2,000
                                    Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN (a):
                         1,380      (Edgewood Retirement Community Project), Series C, 4% due 11/15/2025                 1,380
                         3,000      (Governor Dummer Academy), 3.95% due 7/01/2026                                       3,000
                         1,825      (Heritage at Dartmouth Project), AMT, 4.15% due 12/01/2028                           1,825
                         4,500      (Williston Northampton Project), Series B, 4% due 4/01/2024                          4,500
                         2,940      Massachusetts State Industrial Finance Agency, Solid Waste Disposal
                                    Revenue Bonds (E.L. Harvey and Sons), VRDN, AMT, 3.95% due 1/01/2011 (a)             2,940
                        11,000      Massachusetts State Port Authority, Revenue Refunding Bonds, VRDN,
                                    AMT, Series B, 4.05% due 7/01/2018 (a)                                              11,000
                         6,000      Massachusetts State Water Resources Authority, CP, 3.80% due 12/11/1997              6,000
                         2,555      Massachusetts State Water Resources Authority, VRDN, Series SG-63, 4.20%
                                    due 8/01/2024 (a)(c)                                                                 2,555
                         6,300      Natick, Massachusetts, BAN, 4.25% due 8/07/1998                                      6,318
                         4,200      New Bedford, Massachusetts, RAN, 4.30% due 6/30/1998                                 4,212
                         3,295      North Attleborough, Massachusetts, BAN, 4.25% due 5/15/1998                          3,298
                         3,000      Springfield, Massachusetts, BAN, 4.40% due 6/26/1998                                 3,010
                         1,663      Tisbury, Massachusetts, BAN, 4.25% due 3/20/1998                                     1,665
                         6,710      Weston, Massachusetts, BAN, 4.09% due 10/01/1997                                     6,710
                         6,400      Worcester, Massachusetts, Regional Transportation Authority, RAN,
                                    4.25% due 6/19/1998                                                                  6,415
                                                                                                                    ----------

                                    Total Investments (Cost -- $227,829*) -- 99.4%                                     227,829

                                    Other Assets Less Liabilities -- 0.6%                                                1,365
                                                                                                                    ----------
                                    Net Assets --100.0%                                                               $229,194
                                                                                                                    ==========

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1997.
(b) FNMA Collateralized.
(c) MBIA Insured.
(d) FSA Insured.
 *  Cost for Federal income tax purposes.



Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

AMT  Alternative Minimum Tax (subject to)
BAN  Bond Anticipation Notes
CP   Commercial Paper
GO   General Obligation Bonds
HFA  Housing Finance Agency
IDR  Industrial Development Revenue Bonds
M/F  Multi-Family
PCR  Pollution Control Revenue Bonds
RAN  Revenue Anticipation Notes
SAAN Student Aid Anticipation Notes
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.






CMA Massachusetts Municipal Money Fund
Statement of Assets and Liabilities as of September 30, 1997

Assets:
Investments, at value (identified cost -- $227,829,433) (Note 1a)                                                  $227,829,433
Cash                                                                                                                     88,764
Interest receivable                                                                                                   1,391,390
Prepaid registration fees and other assets (Note 1d)                                                                    101,722
                                                                                                                  -------------
Total assets                                                                                                        229,411,309
                                                                                                                  -------------

Liabilities:
Payables:
Investment adviser (Note 2)                                                                      $101,808
Distributor (Note 2)                                                                               50,099               151,907
                                                                                            -------------
Accrued expenses and other liabilities                                                                                   65,328
                                                                                                                  -------------
Total liabilities                                                                                                       217,235
                                                                                                                  -------------
Net Assets                                                                                                         $229,194,074
                                                                                                                  =============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                          $22,920,955
Paid-in capital in excess of par                                                                                    206,288,497
Accumulated realized capital losses -- net (Note 4)                                                                     (15,378)
                                                                                                                  -------------
Net Assets -- Equivalent to $1.00 per share based on 229,209,551 shares of beneficial
interest outstanding                                                                                               $229,194,074
                                                                                                                  =============

See Notes to Financial Statements.






CMA Massachusetts Municipal Money Fund
Statement of Operations for the Six Months Ended September 30, 1997

Investment Income (Note 1c):
Interest and amortization of premium earned                                                                          $3,978,013

Expenses:
Investment advisory fees (Note 2)                                                                $529,439
Distribution fees (Note 2)                                                                        127,019
Transfer agent fees (Note 2)                                                                       27,001
Accounting services (Note 2)                                                                       25,007
Professional fees                                                                                  23,400
Registration fees (Note 1d)                                                                        14,892
Printing and shareholder reports                                                                   10,910
Custodian fees                                                                                      9,836
Pricing fees                                                                                        2,431
Trustees' fees and expenses                                                                           887
Other                                                                                               1,422
                                                                                            -------------
Total expenses                                                                                                          772,244
                                                                                                                  -------------
Investment income -- net                                                                                              3,205,769
                                                                                                                  -------------
Net Increase in Net Assets Resulting from Operations                                                                 $3,205,769
                                                                                                                  =============

See Notes to Financial Statements.






CMA Massachusetts Municipal Money Fund
Statements of Changes in Net Assets
                                                                                             For the Six             For the
                                                                                             Months Ended           Year Ended
Increase (Decrease) in Net Assets:                                                          Sept. 30, 1997        March 31, 1997

Operations:
Investment income -- net                                                                      $3,205,769             $5,233,385
Realized gain on investments -- net                                                                   --                  2,973
                                                                                           -------------          -------------
Net increase in net assets resulting from operations                                           3,205,769              5,236,358
                                                                                           -------------          -------------

Dividends to Shareholders (Note 1e):
Investment income -- net                                                                      (3,205,769)            (5,233,385)
                                                                                           -------------          -------------
Net decrease in net assets resulting from dividends to shareholders                           (3,205,769)            (5,233,385)
                                                                                           -------------          -------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                             513,923,956            725,445,153
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                      3,205,044              5,233,764
                                                                                           -------------          -------------
                                                                                             517,129,000            730,678,917
Cost of shares redeemed                                                                     (488,533,324)          (719,565,744)
                                                                                           -------------          -------------
Net increase in net assets derived from beneficial interest transactions                      28,595,676             11,113,173
                                                                                           -------------          -------------

Net Assets:
Total increase in net assets                                                                  28,595,676             11,116,146
Beginning of period                                                                          200,598,398            189,482,252
                                                                                           -------------          -------------
End of period                                                                               $229,194,074           $200,598,398

                                                                                           =============          =============

See Notes to Financial Statements.






CMA Massachusetts Municipal Money Fund
Financial Highlights
                                                             For the
                                                            Six Months
The following per share data and ratios have been derived     Ended
from information provided in the financial statements.      Sept. 30,                 For the Year Ended March 31,
                                                               1997          1997          1996          1995          1994
Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:
Net asset value, beginning of period                          $1.00         $1.00         $1.00         $1.00         $1.00
                                                        -----------   -----------   -----------   -----------   -----------
Investment income -- net                                        .02           .03           .03           .02           .02
                                                        -----------   -----------   -----------   -----------   -----------
Total from investment operations                                .02           .03           .03           .02           .02
                                                        -----------   -----------   -----------   -----------   -----------
Less dividends from investment income -- net                   (.02)         (.03)         (.03)         (.02)         (.02)
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                                $1.00         $1.00         $1.00         $1.00         $1.00
                                                        ===========   ===========   ===========   ===========   ===========

Total Investment Return                                        3.03%*        2.84%         3.04%         2.46%         1.74%
                                                        ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets:
Expenses                                                        .73%*         .76%          .76%          .76%          .78%
                                                        ===========   ===========   ===========   ===========   ===========
Investment income -- net                                       3.03%*        2.78%         3.00%         2.43%         1.72%
                                                        ===========   ===========   ===========   ===========   ===========

Supplemental Data:
Net assets, end of period (in thousands)                   $229,194      $200,598      $189,482      $161,076      $150,804
                                                        ===========   ===========   ===========   ===========   ===========

* Annualized.

See Notes to Financial Statements.




CMA Massachusetts Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $15,000, of which $1,000 expires in 2001, $7,000 expires in 2002 and $7,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



CMA MASSACHUSETTS MUNICIPAL MONEY FUND

Officers and Trustees
Arthur Zeikel -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Richard R. West -- Trustee
Terry K. Glenn -- Executive Vice President
Vincent R. Giordano -- Senior Vice President
Edward J. Andrews -- Vice President
Donald C. Burke -- Vice President
Peter J. Hayes -- Vice President
Kenneth A. Jacob -- Vice President
Steven T. Lewis -- Vice President
Darrin J. SanFillippo -- Vice President
Kevin A. Schiatta -- Vice President
Helen Marie Sheehan -- Vice President
Gerald M. Richard -- Treasurer
Robert Harris -- Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO
  [(800) 262-4636].